OneTravel Holdings, Incorporated
1200 Lake Hearn Drive Suite 300 Atlanta, GA 30319 • Tel 404-256-6620 • Fax 404-943-1094
(www.onetravelholdings.com)

4:00 Release Time

OneTravel Holdings Receives Notice From American Stock Exchange

ATLANTA - February 23, 2006--OneTravel Holdings, Inc. (AMEX: OTV), a leading online and offline provider of travel and leisure services, announced today that the Company received a notice dated February 17, 2006 from the American Stock Exchange (“Exchange”) indicating that the Company no longer complies with the continued listing standards due to the failure to comply with sections 134 and 1001 of the Company Guide for Exchange companies, and the Company’s securities are therefore subject to delisting from the Exchange. Specifically, the notice cites the lack of compliance as the Company’s failure to file its quarterly report on Form 10-Q for the three month period ending December 31, 2005 on or before February 15, 2006. This deficiency is in addition to the deficiencies of failure to file the Company’s annual report on Form 10-K and its Form 10-Q for the period ending September 30, 2005. As previously announced, the Company has appealed this determination and requested a hearing before the appropriate committee of the Exchange. The hearing date for the appeal has been set for March 9, 2006, at which time all matters of non-compliance with listing standards will be addressed.

About OneTravel Holdings, Inc. (AMEX:OTV)

OneTravel Holdings, Inc. (www.onetravelholdings.com) derives all of its revenues from its travel business subsidiaries, Farequest Holdings, Inc., operating under the name 1-800-CHEAPSEATS (www.cheapseats.com) and OneTravel, Inc. (www.onetravel.com), both of which are leading online and offline providers of a full range of travel services, and FS SunTours, Inc., which sells leisure and vacation travel packages under the SunTrips® brand (www.suntrips.com). The Company derives additional revenue from operating other travel related web sites including www.discounthotels.com and www.11thhour.com. The Company has recently announced that it has signed a definitive agreement to sell the operating assets of FS SunTours, Inc.

Statements in this news release about anticipated or expected future revenue or shareholder value growth or expressions of future goals or objectives, including statements regarding market conditions or whether current plans to grow and strengthen the Company's business will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release and documents, the words "anticipate", "believe", "estimate", "expect" and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or a change in market demand for its products and services or to fully or effectively integrate all business units or the inability to realize anticipated cost savings or revenue and stockholder value growth opportunities associated with the acquisitions of Farequest Holdings, Inc. and OneTravel, Inc. The Company has previously mentioned in conference calls that gross bookings are not equal to gross revenues under generally accepted accounting principles, so no inference can be made about profitability based on gross bookings unless expressly stated by the Company. There is also no certainty that the transaction contemplated by the definitive agreement to sell the assets of FS SunTours, Inc. will close. The Company is also subject to those risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's historical losses and negative cash flow, its need for additional capital, including to finance the $12,500,000 promissory notes payable to the former stockholders of OneTravel, Inc., and that future financing, if available, will dilute the Company's current common stockholders, plus the Company’s ability to maintain listing with the American Stock Exchange, which if not maintained could have an adverse affect on the Company’s stock value and liquidity. Additionally, forward-looking statements concerning the performance of the travel and leisure industry are based on current market conditions and risks, which may change as the result of certain regulatory, political, or economic events, a shift in consumer travel preferences, as well as those risks and uncertainties described in the Company's SEC filings, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. For a complete description of the items approved at the annual stockholder's meeting, the Company's proxy statement is available for viewing in the Company's SEC filings.

Company Contact:
Robert Prag
Del Mar Consulting Group
858-794-9500
rprag@delmarconsulting.com

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